IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares, Inc.
Supplement dated December 29, 2022 (the “Supplement”)
to the Summary Prospectus, Prospectus, and the Statement of Additional Information
(the “SAI”), each dated December 29, 2022, for the iShares MSCI Emerging Markets Multifactor ETF (EMGF) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and SAI for the Fund.
The Board of Trustees (the “Board”) has approved the following changes for the Fund, which are expected to be implemented on or around March 1, 2023:

Ticker	Current Fund Name	New Fund Name	Current Underlying Index	New Underlying Index
EMGF	iShares MSCI Emerging Markets Multifactor ETF	iShares Emerging Markets Equity Factor ETF	MSCI Emerging Markets Diversified Multiple‑Factor Index	STOXX Emerging Markets Equity Factor Index
Change to the Fund’s “Principal Investment Strategies”
The first three paragraphs of the section entitled “Principal Investment Strategies” of the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the STOXX Emerging Markets Equity Factor Index (the “Underlying Index”), which is a rules-based equity index provided by STOXX Ltd. (the “Index Provider” or “STOXX”). The Underlying Index is composed of large- and mid‑capitalization equity securities from the STOXX Emerging Markets Index (the “Parent Index”) that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The Underlying Index seeks to control exposure to, among other things, industries and countries, limit turnover and maintain a level of risk similar to that of the Parent Index. The Parent Index is a free float market capitalization-weighted index designed to measure the performance of large- and mid‑capitalization companies from emerging markets. Large- and mid‑capitalization companies, as calculated by the Index Provider, represent approximately the top 85% of the investable market capitalization of each emerging market country included in the Parent Index, as determined by STOXX.
The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date).
The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark (“ICB”) Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data.
The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12‑month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months.
The low volatility score is based on prior 12‑month volatility, as calculated by the Index Provider.
The size score seeks to measure an issuer’s market capitalization relative to other companies in the Parent Index.
The maximum weight of a single security is 10%, and the sum of security weights that are individually greater than 4.5% must be less than 22.5% of the Underlying Index. The Index Provider also applies other constraints, such as country and sector exposures relative to the Parent Index, among others. The Underlying Index is reviewed and rebalanced quarterly.
As of September 30, 2022, the Underlying Index consisted of approximately 534 constituents from companies in the following countries or regions: Brazil, Chile, China, Colombia, Czech Republic,

Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.
As of September 30, 2022, a significant portion of the Underlying Index was represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time.
Changes to the Fund’s Principal Risks
Changes to the following disclosures from the section entitled “Summary of Principal Risks” of the Summary Prospectus and the Prospectus:
The sections entitled “Low Size Securities Risk” on page S‑7, “Momentum Securities Risk” on page S‑8, “Quality Stocks Risk” on pages S‑8 and S‑9, and “Value Securities Risk” on page S‑13 are deleted in their entirety.
The last sentence of the section entitled “Reliance on Trading Partners Risk” on page S‑9 is deleted and replaced with the following:
Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk.
The following disclosures are added to the section entitled “Summary of Principal Risks” of the Summary Prospectus and the Prospectus:
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index. The Index Provider may evaluate security-level ESG data and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times.
Risk of Investing in India. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, currency and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund or the Underlying Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets. India has experienced security concerns, such as terrorism and strained international relations. Incidents involving India’s or the region’s security may cause uncertainty in the Indian market and may adversely affect the Indian economy and the Fund’s investments.
Style Factors Risk. Each of the five equity style factors (i.e., momentum, quality, value, low volatility and size) that determine the weight of each component security in the Underlying Index has characteristics that may cause the Fund to underperform the Parent Index or the market as a whole.
Momentum Factor Risk. Stocks that previously exhibited relatively high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.
Quality Factor Risk. Stocks included in the Underlying Index are deemed by the Index Provider to be quality stocks based on a number of attributes, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many attributes of an issuer, as well as various market, regulatory and other external factors, can affect a stock’s quality and performance, and their impact on the stock or its price can be difficult to predict.
Value Factor Risk. Securities issued by companies that may be perceived as undervalued, particularly securities of a company that appear to trade at a significant discount to the company’s intrinsic value, may fail to appreciate for long periods of time and may never realize their full potential value. The Index Provider may be unsuccessful in applying a factor that emphasizes such securities. Value securities have generally performed better than non‑value securities during periods of economic recovery, although there is no assurance that they will continue to do

so. There may be periods where value securities go out of favor, thus causing the Fund’s performance to suffer.
Low Volatility Factor Risk. Securities in the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile.
Low Size Factor Risk. Companies with relatively lower market capitalization within a broader index or market capitalization range (“low size companies”) may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid, than companies with relatively higher market capitalization.
Changes to the following disclosures from the section entitled “A Further Discussion of Principal Risks” of the Prospectus:
The sections entitled “European Economic Risk” on pages 5‑6, “Low Size Securities Risk” on page 10, “Momentum Securities Risk” on page 13, “Quality Stocks Risk” on page 15, “U.S. Economic Risk” on page 23, and “Value Securities Risk” on page 24 are deleted in their entirety.
The following disclosures are added to the section entitled “A Further Discussion of Principal Risks” of the Prospectus:
ESG Risk. To the extent that the Underlying Index uses criteria related to the ESG characteristics of issuers, this may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds whose underlying index does not use ESG criteria. The Underlying Index’s use of ESG criteria may result in the Fund investing in, or allocating greater weight to, securities or market sectors that underperform the market as a whole or underperform other funds that use ESG criteria. In addition, the use of representative sampling may result in divergence of the Fund’s overall ESG characteristics or ESG risk from those of the Underlying Index.
The Index Provider evaluates securities for inclusion and/or weighting in the Underlying Index based on ESG criteria and data provided by the Index Provider or third parties. The Index Provider’s evaluation of securities’ ESG characteristics depends on these criteria and data, which may vary by index provider, and no assurance can be given that they will be complete, accurate or current. In addition, the Index Provider may evaluate security-level ESG data (including ratings) and, if applicable, ESG objectives or constraints that are relevant to the Underlying Index only at index reviews or rebalances. Securities included in the Underlying Index may cease to meet the relevant ESG criteria but may nevertheless remain in the Underlying Index and the

Fund until the next review or rebalance by the Index Provider. As a result, certain securities in the Underlying Index, or the Underlying Index as a whole, may not meet the relevant ESG objectives or constraints at all times. If the ESG assessment of a security in the Underlying Index or the Fund changes, neither the Fund nor BFA accepts any liability in relation to such change. BFA does not monitor securities in the Underlying Index with respect to ESG objectives or constraints applied by the Index Provider and is not responsible for changes to the ESG assessment of a security in the Underlying Index between rebalances. In addition, BFA does not assess the validity of the Index Provider’s evaluation of the ESG characteristics of securities or the criteria and data used in such evaluation.
The impacts of risks related to ESG investing are likely to change over time, and new ESG risks may be identified as further data and information regarding ESG factors and impacts become available. In addition, methodologies for ESG investing continue to develop, and the ESG methodology applied by the Index Provider may change over time.
Risk of Investing in India. India is an emerging market country and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses.
Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the U.S., may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (“SEBI”), the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.
Style Factors Risk. Each of the five equity style factors (i.e., momentum, quality, value, low volatility and size) that determine the weight of each component security in the Underlying Index has characteristics that may cause the Fund to underperform the Parent Index or the market as a whole.
Momentum Factor Risk. Stocks that previously exhibited relatively high momentum characteristics may not experience positive momentum in the future or may experience more volatility than the market as a whole. The Index Provider may be unsuccessful in creating an index that emphasizes an allocation to momentum securities. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of the Fund may suffer.
Quality Factor Risk. The Fund invests in stocks that are deemed by the Index Provider to be of high quality based on a number of attributes, but there is no guarantee that the past performance of these stocks or their issuers will continue. The Index Provider may be unsuccessful in creating an index that emphasizes an allocation to quality stocks. The measures of a stock’s quality as identified by the Index Provider can be adversely affected by market, regulatory, political, environmental and other developments. The price of a stock also may be affected by attributes other than those considered by the Index Provider. The degree to which these attributes may affect a stock’s performance can be difficult to predict.
Value Factor Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities, particularly securities of a company that appear to trade at a significant discount to the company’s intrinsic value, may fail to appreciate for long periods of time and may never realize their full potential value. The Index Provider may be unsuccessful in creating an index that emphasizes an allocation to undervalued securities. Value securities have generally performed better than nonvalue securities during periods of economic recovery, although there is no assurance that they will continue to do so. There may be periods where value securities go out of favor, thus causing the Fund’s performance to suffer.

Low Volatility Factor Risk. The value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably, including due to factors affecting markets generally or particular industries. This volatility may affect the Fund’s NAV. Securities in the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund.
Low Size Factor Risk. The stocks of low size companies may be more volatile than those of larger companies, and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by relatively larger companies. Stock prices of low size companies are more vulnerable to adverse business and economic developments. Securities of low size companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, low size companies may be less financially stable than relatively larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Low size companies also may have less diverse product lines than those of larger companies and are more susceptible to adverse developments concerning their products.
Changes to the Funds’ Other Risks
Changes to the following disclosures from the section entitled “A Further Discussion of Other Risks” of the Prospectus:
The section entitled “Communication Services Sector Risk” on pages 24‑25, “Healthcare Sector Risk” on page 27, “Materials Sector Risk” on page 28, and “Utilities Sector Risk” on pages 29‑30 are deleted in their entirety.
The following disclosures are added to the section entitled “A Further Discussion of Other Risks” of the Prospectus:
Basic Materials Industry Risk. Issuers in the basic materials industry may be adversely affected by commodity price volatility, exchange rate fluctuations, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations and government regulations.

Central and South American Economic Risk. Certain Central and South American countries have experienced high interest rates, economic volatility, high levels of inflation, currency devaluations, government defaults and high unemployment rates. Additionally, commodities such as oil and gas, minerals and metals represent a 3 significant percentage of the region’s exports, and the economies of countries in the region are particularly sensitive to fluctuations in commodity prices as a result. The impact of any of the foregoing events in one country could have a significant effect on the entire region.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Changes to the Fund’s “Index Provider”
The section entitled “Index Provider” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:
STOXX Ltd.® is a global provider of over 6,000 strictly rules-based and transparent indices. Best known for the leading European equity indices EURO STOXX 50®, STOXX Europe 50® and STOXX Europe 600®, STOXX Ltd. maintains and calculates the STOXX Global Index® family, which consists of total market, broad and blue-chip indices for the Americas, Europe, Asia, and Pacific, the sub‑regions Latin America and BIC (Brazil, India and China), and global markets. The STOXX indices are licensed to over 400 companies globally as benchmarks for exchange-traded funds, futures, options, structured products and passively managed investment funds.
In addition, STOXX Ltd. is the marketing agent for the indices of Deutsche Böerse Group, including the DAX Index.
STOXX Ltd. is part of Deutsche Böerse Group®.
The first two paragraphs of the section entitled “Disclaimers” on pages 45‑46 of the Prospectus is deleted in its entirety and replaced with the following:
The Index Provider, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to the Fund or BFA,

other than the licensing of the Underlying Index and the related trademarks for use in connection with the Fund.
The Index Provider, Deutsche Börse Group and their licensors, research partners or data providers do not:

•	sponsor, endorse, sell or promote the Fund.

•	recommend that any person invest in the Fund or any other securities.

•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.

•	have any responsibility or liability for the administration, management or marketing of the Fund.

•	consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Underlying Index or have any obligation to do so.
The Index Provider, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or its performance.
The Index Provider does not assume any contractual relationship with the purchasers of the Fund, BFA or any other third parties.
Specifically,

•	the Index Provider, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:

○	The results to be obtained by the Fund, the owner(s) of the Fund or any other person in connection with the use of the Underlying Index and the data included in the Underlying Index;

○	The accuracy, timeliness, and completeness of the Underlying Index and its data;

○	The merchantability and the fitness for a particular purpose or use of the Underlying Index and its data;

○	The performance of the Fund generally.

•
the Index Provider, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the Underlying Index or its data;

•
Under no circumstances will the Index Provider, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the Underlying Index or its data or generally in relation to the Fund, even in circumstances where the Index Provider, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing agreement between the Fund and the Index Provider is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “MSCI Emerging Markets Diversified Multiple-Factor Index” on page 51 of the SAI is deleted in its entirety.
The following is added to the SAI for the Fund:
The STOXX Indexes
STOXX Total Market Indexes
Each of the STOXX Total Market Indexes is a subset of the STOXX Global Total Market index (the “Global TMI”), which represents 95 percent of the free float market capitalization worldwide, with a variable number of components. The STOXX global equity universe includes all common stocks and equities with similar characteristics from financial markets that provide real-time and historical component and currency pricing. The Global TMI is the fraction of the STOXX investable universe listed on eligible stock exchanges. The STOXX Country Total Market indexes form the basis for all regional STOXX Total Market indexes (each, a “Regional TMI”). Each STOXX Country Total Market index aims to represent a broad market and covers at least 95 percent of the free float market capitalization of the respective country’s investable universe. Each of the STOXX Total Market Indexes is derived from its respective Regional TMI(s).
STOXX World Equity Indexes
The STOXX World Equity Indexes includes a number of regional, country and sector equity indexes which are modular components of the STOXX World AC All Cap Index (AC stand for All Countries). The STOXX World AC All Cap Index aims to provide a broad universe that includes all investable stocks, ADR’s and GDR’s from all developed and emerging markets in the world. Large Cap, Mid Cap and Small Cap Indexes provide coverage of approximately the top 70 percent, 85 percent and 95 percent of each respective countries’ free float-adjusted market capitalization. The universe for all countries besides China, is the combination of the respective STOXX Country Total Market Index, the respective country’s constituents in the STOXX GCC Total Market Index (a Regional TMI that aims to represent the Gulf Cooperation Council countries market, which consists of Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates) and the respective country’s constituents of the STOXX World DR Index (a free-float market capitalization-weighted index of depositary receipts whose universe includes ADRs and GDRs that are traded on the New York Stock Exchange, NASDAQ, or the London Stock Exchange). For China the universe is the aggregate of the STOXX China Total Market Index, the STOXX China A Total Market Index, the STOXX China P‑Chip Total Market Index, and the China constituents in the STOXX Global DR Index.
STOXX Emerging Markets Equity Factor Index
Number of Components: approximately 534
Index Description. The STOXX Emerging Markets Equity Factor Index (the “Underlying Index”) is a subset of the STOXX Emerging Markets Index (the “Parent Index”), which is a free float market capitalization-weighted index designed to measure the performance of large- and mid‑capitalization companies from emerging markets. Large- and mid‑capitalization companies, as calculated by the Index Provider, represent approximately the top 85% of the investable market capitalization of each emerging market country included in the Parent Index, as defined by STOXX. Free float market capitalization is calculated by multiplying the total market capitalization of a security by a free float factor, as determined by the Index Provider, to reflect the market capitalization of the number of shares available in the market (rather than that of the total number of shares outstanding). The Underlying Index is composed of small-capitalization equity securities from the Parent Index that are selected and weighted using an optimization process designed to maximize exposure to five target factors: momentum, quality, value, low volatility and size. The Underlying Index also seeks to mitigate exposure to unintended systematic exposures, limit turnover and maintain a level of risk similar to that of the Parent Index.
Index Methodology. The momentum score is calculated from the following signals: price momentum, earnings momentum and earnings announcement drift (i.e., the difference between a stock’s performance on and immediately following an earnings announcement date).
The quality score is calculated from the following signals: gross profitability, share dilution, accruals, changes in net operating assets, carbon emissions intensity and greenhouse gas (“GHG”) reduction targets. Carbon emissions intensity is based on the issuer’s Scope 1 and Scope 2 GHG emissions (i.e., direct emissions from sources that an issuer owns or controls and indirect emissions from the issuer’s purchase of energy) relative to peers in its Industry Classification Benchmark (“ICB”) Supersector, as reported by Institutional Shareholder Services (“ISS”). The GHG targets signal is based on the robustness of an issuer’s GHG reduction targets, including whether they are part of the Science Based Targets initiative (“SBTi”) framework; this is assessed by ISS based on its own ESG ratings data and SBTi data.
The value score is calculated from the following signals: current book value‑to‑price ratio, dividend yield (i.e., 12‑month trailing dividend divided by total market capitalization), earnings yield (i.e., 12-month net income divided by total market capitalization), cash flow yield (i.e., 12‑month cash flow divided by total market capitalization) and time series normalized cash flow yield over the previous 36 months.
The low volatility score is based on prior 12‑month volatility, as calculated by the Index Provider.
The size score seeks to measure an issuer’s market capitalization relative to other companies in the Parent Index.
The Index Provider derives a composite score based on a combination of the five factors at the following weights: momentum, 27%; quality, 36%; value, 27%; low volatility, 5%; and size, 5%. The composite score is an input to the optimization process through which the Index Provider selects securities from the Parent Index and assigns weights.
The optimization process seeks to maximize the overall exposure to the five factors while applying certain constraints, which include the following:

•	A constituent’s minimum weight is the greater of 0% and its weight in the Parent Index minus 2%.

•	A constituent’s maximum weight is the lesser of its weight in the Parent Index plus 2% and 20 times its Parent Index weight.

•	The maximum weight for a single issuer is 10% of the Underlying Index.

•	The sum of issuer weights that are individually greater than 4.5% must be less than 22.5% of the Underlying Index.

•	The maximum exposure to each ICB Industry (Level 1) (as defined by the Index Provider) must be within 2% of the exposure in the Parent Index.

•	The exposure to a particular country must be within 5% of the exposure in the Parent Index.

•	The maximum one‑way turnover at each quarterly rebalance is 5%.

•	The maximum ex ante tracking error relative to the Parent Index is 1%.

•	Constraints are also applied for the minimum and maximum exposures to the five factors relative to the Parent Index.

•	A constituent’s maximum weight is also subject to liquidity constraints.
The Underlying Index is reviewed and rebalanced each March, June, September and December.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑EMGF‑1222

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